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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 10, 2005
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                             AIR METHODS CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)

                         Commission file number  0-16079
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           Delaware                                              84-0915893
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(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation  or Organization)                          Identification  Number)


  7301 South Peoria, Englewood, Colorado                            80112
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 (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT


On August 10, 2005, the Company entered into a commitment agreement with American Eurocopter Corporation (AEC) to purchase six Eurocopter EC135 helicopters for approximately $23,000,000, with deliveries scheduled in 2006. The Company paid an initial deposit of approximately $563,000 to AEC against the purchase commitment.

The Company intends to place the new EC135's primarily into existing bases and to either sell the aircraft which are replaced or redeploy them into the backup fleet. Typically the Company has financed aircraft acquired under similar commitments through operating lease agreements.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            AIR METHODS CORPORATION


Date:  August 15, 2005      By  \s\ Trent Carman
                              --------------------------------------------------
                                Chief Financial Officer


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